November 14, 2023
Pioneer Select Mid Cap Growth Fund
Supplement to the Prospectus dated April 1, 2023
Fund summary
Effective November 14, 2023, the following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Ken Winston (lead portfolio manager), Senior
Vice President of Amundi US (portfolio manager
of the fund since 2013 and its predecessor
fund since 2009); Shaji John, Senior Vice
President of Amundi US (portfolio manager of
the fund and its predecessor fund since 2013);
David Sobell, Senior Vice President of Amundi
US (portfolio manager of the fund since 2016);
and Timothy P. Stanish, Managing Director,
Director of Mid Cap Equities, US of Amundi US
(portfolio manager of the fund since November
2023)

Management
Effective November 14, 2023, the following replaces the corresponding information under the heading “Portfolio management” in the section entitled “Management”:
Day-to-day management of the fund is the responsibility of Ken Winston (lead portfolio manager), Shaji John, David Sobell and Timothy P. Stanish. The portfolio managers are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US's affiliates.

Ken Winston, a Senior Vice President, joined Amundi US in 2007. Mr. Winston has served as portfolio manager of the fund since 2013 and its predecessor fund since 2009.
Shaji John, a Senior Vice President, joined Amundi US in 2011 from JT Venture Partners, LLC, where he was Managing General Partner from 2000 to 2011. Mr. John has served as portfolio manager of the fund and its predecessor fund since 2013.
David Sobell, a Senior Vice President, joined Amundi US in 2000. Mr. Sobell has served as portfolio manager of the fund since 2016.
Timothy P. Stanish, Managing Director, Director of Mid Cap Equities, US, joined Amundi US in 2018. Prior to joining Amundi US, he was at EVA Dimensions LLC, where he served as Managing Director and Global Head of Fundamental Research from 2015 to 2018 and as a Senior Equity Analyst from 2012 to 2015. Mr. Stanish has served as portfolio manager of the fund since November 2023.
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©2023 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC